UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C., 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2007

                              Qlinks America, Inc.
Colorado                           0001216014                    90-0138998
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

               112 N. Rubey Dr., Suite 180, Golden, Colorado 80403
               ---------------------------------------------------
                     (Address of principal executive office)

                                 (303) 328-3290
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17CFR 230.425)
(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12
(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

DEPARTURE OF SENIOR VICE PRESIDENT - FINANCE AND ADMINISTRATION (Principal Financial Officer)

On June 26, 2007 Michael R.M. Thornley, Senior Vice President, Finance and Administration (Principal Financial Officer) of Qlinks America, Inc. (the "Company"), formally advised the Company that he intends to resign from the Company effective July 15, 2007. Until then, he will continue to perform his normal duties and responsibilities of the position.

Mr. Thornley did not resign as a result of any disagreement with the operations, policies or practices of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Qlinks America, Inc.

Dated: July 1, 2007                       By: /s/ James O. Mulford
                                          James O. Mulford
                                          President and Chief Executive Officer